UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 30, 2017 (March 29, 2017)

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 29, 2017, John R. Garbarino, a member of the Registrant’s Board of Directors, and former Chairman, President and Chief Executive Officer, notified the Registrant that, in order to devote more time to his personal business and family, he will not be standing for reelection at the Company’s 2017 annual stockholders meeting.

Notwithstanding the foregoing, the Registrant’s Board of Directors and management believe that it is in the best interest of the Registrant that Mr. Garbarino be available to the Registrant for consultation and advice from time to time. Accordingly, the Registrant and Mr. Garbarino have entered into an agreement to govern such arrangement (the “Agreement”).

Pursuant to the Agreement, Mr. Garbarino, effective at the end of his current term as a member of the Board of Directors, shall be appointed “Director Emeritus”, with all rights, benefits and obligations appurtenant to such position. Such appointment shall be for a term of at least five (5) years, subject to Mr. Garbarino’s satisfaction of his obligations as a Director Emeritus and under the Agreement. During his term as Director Emeritus, Mr. Garbarino’s service shall be considered continuing service with the Registrant, and

1.	all awards of restricted stock shall continue to vest, and

2.	all options to purchase shares of the Registrant’s stock shall continue to vest and become exercisable,

in each case accordance with their existing terms. In the event that Mr. Garbarino shall cease to serve as a Director Emeritus, such cessation shall be deemed a “Retirement”, and, pursuant to the terms of the plans and grant agreements governing Mr. Garbarino’s stock options or restricted stock awards, such options may be exercised for (i) three years from the date of such retirement, or (ii) the remaining term of such options, whichever period is less, and such restricted stock awards shall immediately vest.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.36 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Please see Item 1.01

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.  The following is filed as an Exhibit to this Current Report on Form 8-K:

10.36        Agreement by and between John R. Garbarino and the Registrant

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Date:	March 30, 2017	/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.36	Agreement by and between John R. Garbarino and the Registrant